                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 9, 1996



                                    Hajime Maeda
                                    ----------------------------
                                    Hajime Maeda

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 6, 1996



                                    Mitchell F. Vernick
                                    ----------------------------
                                    Mitchell F. Vernick

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 6, 1996



                                       Hidehiko Ide
                                       -------------------------
                                       Hidehiko Ide

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 9, 1996



                                    Minoru Itosaka
                                    ----------------------------
                                    Minoru Itosaka

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 11, 1996



                                    Mark Kessel
                                    ----------------------------
                                    Mark Kessel

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 9, 1996



                                    Tomonori Kobayashi
                                    ----------------------------
                                    Tomonori Kobayashi

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 6, 1996



                                    Michael J. Litwin
                                    ----------------------------
                                    Michael J. Litwin

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 13, 1996



                                    Dennis P. Lockhart
                                    ----------------------------
                                    Dennis P. Lockhart

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), her true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 9, 1996



                                    Lauralee E. Martin
                                    ----------------------------
                                    Lauralee E. Martin

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 7, 1996



                                    Kenji Miyamoto
                                    ----------------------------
                                    Kenji Miyamoto

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 7, 1996



                                    Osamu Ogura
                                    ----------------------------
                                    Osamu Ogura

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 6, 1996



                                    Masahiro Sawada
                                    ----------------------------
                                    Masahiro Sawada

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 6, 1996



                                    Atsushi Takano
                                    ----------------------------
                                    Atsushi Takano

                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints DEBRA H. SNIDER and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 7, 1996



                                    Kenji Watanabe
                                    ----------------------------
                                    Kenji Watanabe